                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)                November 3, 1998


                     INTERNATIONAL TECHNOLOGY CORPORATION
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           Delaware                       1-9037                 33-0001212
(STATE OR OTHER JURISDICTION           (COMMISSION             (IRS EMPLOYER
      OF INCORPORATION)                FILE NUMBER)          IDENTIFICATION NO)

    2790 Mosside Boulevard
   Monroeville, Pennsylvania                                          15146-2792
(ADDRESS OF PRINCIPAL EXECUTIVE                                       (ZIP CODE)
           OFFICES)

Registrant's telephone number, including area code                (412) 372-7701


                                Not Applicable
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS.

     On October 28, 1998, International Technology Corporation ("ITC"), a Delaware corporation doing business as The IT Group, Inc., announced that it had entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated October 27, 1998, among ITC, Tiger Acquisition Corporation (the "Purchaser"), a Delaware corporation and newly formed wholly owned subsidiary of ITC, Fluor Daniel GTI, Inc. (the "Company"), a Delaware corporation, and Fluor Daniel, Inc. ("FD"), a California corporation. The Merger Agreement provides for the combination of ITC and the Company in a two-step transaction, the first step consisting of a cash tender offer (the "Offer") by the Purchaser for all of the issued and outstanding shares of common stock, par value $.001 per share (the "Shares"), of the Company at a price of $8.25 per Share, net to each seller in cash, followed by a cash-out merger of the Purchaser into the Company, with the Company continuing as the surviving corporation. The Purchaser commenced the Offer on November 3, 1998.

     The Offer is conditioned upon, among other things, the expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended, and there being validly tendered prior to the Expiration Date and not withdrawn all of the Shares owned by FD and its affiliates, representing approximately 52.3% of the Shares as of October 30, 1998, and at least a majority of the remaining Shares.

     The Offer and withdrawal rights expire at 12:00 Midnight, New York City time, on Wednesday, December 2, 1998, unless the Offer is extended.

     A copy of each of ITC's press releases announcing the execution of the Merger Agreement and the commencement of the Offer, dated October 28, 1998 and November 3, 1998, respectively, are filed as exhibits to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.                                       Description
---------------   --------------------------------------------------------------
           99.1   Press Release, dated October 28, 1998, announcing the
                  execution of the Merger Agreement.

           99.2 Press Release, dated November 3, 1998, announcing the commencement of the Offer.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       INTERNATIONAL TECHNOLOGY
                                       CORPORATION

Date:  November 5, 1998                By:  /s/ James G. Kirk
                                           ----------------------------------
                                                      James G. Kirk
                                             Vice President, General Counsel
                                                      and Secretary

                                 EXHIBIT INDEX


    Exhibit No.                                  Description                               Tab No.
-------------------   -----------------------------------------------------------------   ----------

       99.1           Press Release, dated October 28, 1998, announcing the execution         1
                      of the Merger Agreement.
       99.2           Press Release, dated November 3, 1998, announcing the                   2
                      commencement of the Offer.